Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-QSB of DAG Media, Inc. (the "Company") for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Yael Shimor-Golan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, that:

      (1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Yael Shimor-Golan*
----------------------
Yael Shimor-Golan
Chief Financial Officer

July 29, 2005

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* A signed originally of this written statement required by Section 906 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.


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